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                                                                  Exhibit 10(t)

Amendments dated November 21, 1996 to the Company's 1995 Incentive Stock Plan, 1990 Incentive Stock Plan, 1987 Director Option Plan, 1985 Incentive Compensation Plan, and 1979 Incentive Stock Option Plan, as set forth below, respectively:


                        1995 Incentive Stock Plan:

Part I. Section II., Part 2, Section X. and Part 4, Section XXV, of the Company's 1995 Incentive Stock Plan are hereby amended to read, respectively, as follows:

Section II.  Administration

The Board of Directors (the "Board") of the Company or any committee (the "Committee") of the Board that will satisfy Rule 16b-3 of the Exchange Act, and any regulations promulgated thereunder, as from time to time in effect, including any successor rule ("Rule 16b-3"), shall supervise and administer the Plan. The Committee shall consist solely of two or more non-employee directors of the Company, who shall be appointed by the Board. A member of the Board shall be deemed to be a "non-employee director" only if he satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors under Rule 16b-3. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

The Board or the Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. All questions of interpretation of the Plan or of any shares issued under it shall be determined by the Board or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan. Any or all powers and discretion vested in the Board or the Committee under this Plan may be exercised by any subcommittee so authorized by the Board or the Committee and satisfying the requirements of Rule 16b-3 for employees subject to Section 16 of the Exchange Act. In addition, the Board or the Committee may delegate to the Executive Committee of the Board of Directors the power to approve stock options and stock awards to employees not subject to Section 16 of the Exchange Act.

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Section X.      Stock Appreciation Rights

Paragraphs 7, 8 and 9 of Section X. shall be replaced in their entirety with the following:

The Board or the Committee shall have the sole discretion to consent to approve or disapprove, in whole or in part, any election to receive any portion of the Appreciation in cash.

B. Additional Restrictions Applicable to Section 16 Employees. No stock appreciation right or related Option may be exercised during the first six months of its term, except in the event of death or total and permanent disability of the holder occurring prior to the expiration of this six-month period.

Stock appreciation rights granted to individuals subject to Section 16 of the Exchange Act must comply with any applicable provisions of Rule 16b-3. These rights shall contain such additional conditions or restrictions as may be required under this rule (or any successor rule) to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Section XXV.    Amendment of the Plan

The Board or the Committee may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that the Company may seek shareholder approval of an amendment if determined to be required by or advisable by any law or regulation, including without limitation, any regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange on which the Company's stock is listed or other applicable law or regulation.

                           1990 Incentive Stock Plan:

Part I, Section II., Part 2, Section X. and Part 4, Section XXIII. of the Company's 1990 Incentive Stock Plan are hereby amended to read, respectively, as follows:

Section II.     Administration

The Board of Directors (the "Board") of the Company or any committee (the "Committee") of the Board that will satisfy Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any regulations promulgated thereunder, as from time to time in effect, including any successor rule ("Rule 16b-3"),
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shall supervise and administer the Plan. The Committee shall consist solely of two or more non-employee directors of the Company, who shall be appointed by the Board. A member of the Board shall be deemed to be a "non-employee director" only if he satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors under Rule 16b-3. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

The Committee or the Board shall from time to time designate the key employees of the Participating Companies who shall be granted stock options, stock or cash awards under the Plan and the amount and nature of the award granted to each such employee.

The Board or the Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. All questions of interpretation of the Plan or of any shares issued under it shall be determined by the Board or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan. Any or all powers and discretion vested in the Board or the Committee under this Plan may be exercised by any subcommittee so authorized by the Board or the Committee and satisfying the requirements of Rule 16b-3 for employees subject to Section 16 of the Exchange Act. In addition, the Board or the Committee may delegate to the Executive Committee of the Board of Directors the power to approve stock options and stock awards to employees not subject to Section 16 of the Exchange Act.

Section X.      Stock Appreciation Rights

Paragraphs 6 and 7 of Section X. shall be replaced in their entirety with the following:

No stock appreciation right or related Option may be exercised during the first six months of its term, except in the event of death or total and permanent disability of the holder occurs prior to the expiration of this six-month period.

The Board or the Committee shall have the sole discretion to consent to approve or disapprove, in whole or in part, any election to receive any portion of the Appreciation in cash.

Section XXIII.      Amendment of the Plan

The Board or the Committee may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that the Company may



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seek shareholder approval of an amendment if determined to be required by or advisable by any law or regulation, including without limitation, any regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange on which the Company's stock is listed or other applicable law or regulation.

                           1987 Director Option Plan:

Part 2, Section VI.A. and Part 3, Section XV. of the Company's 1987 Director Option Plan are hereby amended to read, respectively, as follows:

Section VI.  Terms, Conditions and Form of Options

Each option granted under this plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which Agreements shall comply with and be subject to the following terms and conditions:

A. Option Grant Dates. Options shall be granted automatically on March 1, (or, if March 1 is not a business day, on the next succeeding business day) of any year to any eligible director who, on or prior to the immediately preceding February 1, files with the Secretary an election to receive a stock option in lieu of retainer fees to be earned in the following year beginning March 1 and ending February 28 (or February 29, as the case may be) ("Plan Year").

Section XV.  Amendment of the Plan

The Board or the Committee may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that the option formula set forth in Section VI.B. of the Plan shall not be amended more than once every six months, except to the extent necessary to comply with changes in the Internal Revenue Code, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the rules of each thereunder.

                       1985 Incentive Compensation Plan:

Part I, Section II., Part 2, Section X. and Part 4, Section XXII. of the Company's 1985 Incentive Compensation Plan are hereby amended to read, respectively, as follows:


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Section II.  Administration

The Board of Directors (the "Board") of the Company or any committee (the "Committee") of the Board that will satisfy Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any regulations promulgated thereunder, as from time to time in effect, including any successor rule ("Rule 16b-3"), shall supervise and administer the Plan. The Committee shall consist solely of two or more non-employee directors of the Company, who shall be appointed by the Board. A member of the Board shall be deemed to be a "non-employee director" only if he satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors under Rule 16b-3. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

The Committee or the Board shall from time to time designate the key employees of the Participating Companies who shall be granted stock options, stock or cash awards under the Plan and the amount and nature of the award granted to each such employee.

The Board or the Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. All questions of interpretation of the Plan or of any shares issued under it shall be determined by the Board or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan. Any or all powers and discretion vested in the Board or the Committee under this Plan may be exercised by any subcommittee so authorized by the Board or the Committee and satisfying the requirements of Rule 16b-3 for employees subject to Section 16 of the Exchange Act. In addition, the Board or the Committee may delegate to the Executive Committee of the Board of Directors the power to approve stock options and stock awards to employees not subject to Section 16 of the Exchange Act.

Section X.  Stock Appreciation Rights

Paragraphs 5 and 6 of Section X. shall be replaced in their entirety with the following:

No stock appreciation right or related Option may be exercised during the first six months of its term, except in the event of death or total and permanent disability of the holder occurs prior to the expiration of this six-month period.

The Committee shall have the sole discretion to consent to approve or disapprove, in whole or in part, any election to receive any portion of the Appreciation in cash.
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Section XXII. Amendment of the Plan

The Board or the Committee may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that the Company may seek shareholder approval of an amendment if determined to be required by or advisable by any law or regulation, including without limitation, any regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange on which the Company's stock is listed or other applicable law or regulation.

                      1979 Incentive Stock Option Plan:

Sections II., XII., and XIV. of the Company's 1979 Incentive Stock Option Plan are hereby amended to read, respectively, as follows:

Section II.     Administration

The Board of Directors (the "Board") of the Company or any committee (the "Committee") of the Board that will satisfy Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any regulations promulgated thereunder, as from time to time in effect, including any successor rule ("Rule 16b-3"), shall supervise and administer the Plan. The Committee shall consist solely of two or more non-employee directors of the Company, who shall be appointed by the Board. A member of the Board shall be deemed to be a "non-employee director" only if he satisfies such requirements as the Securities and Exchange Commission may establish for non-employee directors under Rule 16b-3. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

The Committee or the Board shall from time to time designate the key employees of the Participating Companies who shall be granted stock options under the Plan and the amount of stock to be optioned to each such employee.

The Board or the Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. All questions of interpretation of the Plan or of any shares issued under it shall be determined by the Board or the Committee and such determination shall be final and binding upon all persons having an interest in the Plan. Any or all powers and discretion vested in the Board or the Committee under this Plan may be exercised by any subcommittee so authorized by the Board or the Committee and satisfying the requirements of Rule 16b-3 for employees subject to Section 16 of the Exchange Act. In addition, the Board or the

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Committee may delegate to the Executive Committee of the Board of Directors the
power to approve stock options and stock awards to employees not subject to
Section 16 of the Exchange Act.

Section XII.      Amendment of the Plan

The Board or the Committee may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that the Company may seek shareholder approval of an amendment if determined to be required by or advisable by any law or regulation, including without limitation, any regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange on which the Company's stock is listed or other applicable law or regulation.

Section XIV.    Stock Appreciation Rights

Paragraphs 5 and 6 of Section XIV. shall be replaced in their entirety with the following:

No stock appreciation right or related Option may be exercised during the first six months of its term, except in the event of death or total and permanent disability of the holder occurs prior to the expiration of this six-month period.

The Board or the Committee shall have the sole discretion to consent to approve or disapprove, in whole or in part, any election to receive any portion of the Appreciation in cash.


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